Accounts receivable, net - Schedule of Accounts Receivable, Net (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Accounts Receivable, after Allowance for Credit Loss [Abstract]
Trade receivables	$ 38,597	$ 23,691
Revenue recognized in excess of billings	72,676	1,224
Other receivables	147	47
Total	111,420	24,962
Allowance for doubtful accounts	(3,872)	(1,228)
Accounts Receivable, net	$ 107,548	$ 23,734